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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in this Pre-effective Amendment No. 2 to the Registration Statement on Form S-11 of our report dated July 23, 2003, relating to the balance sheet of Corporate Property Associates International Incorporated, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
October 2, 2003